UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

EVOFEM BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

This definitive additional proxy material is being filed to announce a change in the date of the Special Meeting of Stockholders (the “Special Meeting” or “Meeting”) of Evofem Biosciences, Inc. (“Evofem”, the “Company”, “we”, or “our”), to October 20, 2025 at 9:00am Pacific Time. The proposals to be presented at the meeting remain unchanged from those previously disclosed in the Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on September 8, 2025 (the “Proxy Statement”). The matters to be considered and voted upon at the Special Meeting remain the same in all respects.

As further clarification, in the “Notice of Special Meeting of Stockholders” in the original Proxy Statement, we inadvertently included one sentence indicating that “dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.” However, dissenters’ rights, or appraisal rights, are available, as per Delaware General Corporation Law (“DGCL”) Section 262. The data included in the “Dissenters’ Rights” section included in the Proxy Statement gave an accurate summary of the rights of Company Stockholders under the DCGL. Further information is available at https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Company Stockholders of record and beneficial owners who wish to exercise appraisal rights or who wish to preserve the right to do so should review the summary contained in the “Dissenters’ Rights” section of the original Definitive Proxy Statement filed with the SEC on September 8, 2025 and the applicable statutory provisions carefully. Failure to comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Company unless certain stock ownership conditions are satisfied by the Company Stockholders of record and beneficial owners seeking appraisal. Because of the complexity of the procedures for exercising the right to seek appraisal, Company Stockholders of record and beneficial owners who wish to exercise appraisal rights are urged to consult with their own legal and financial advisors in connection with compliance under Section 262 of the DGCL. A Company Stockholder of record or beneficial owner who loses, waives or otherwise fails to properly exercise his, her or its appraisal rights will be entitled to receive the Merger Consideration. Company Stockholders of record or beneficial holders who wish to exercise the right to seek an appraisal of your shares of common stock, you must follow the conditions in the “How to Exercise and Perfect Your Appraisal Rights” subsection in the “Dissenters’ Rights” section of the aforementioned originally filed Definitive Proxy Statement. This includes the delivery to the Company a written demand for appraisal before the vote on the Merger Proposal at the Special Meeting, no later than October 19, 2025 at 11:59 PM Pacific Time.

Proxy cards, updated to reflect the new meeting date and the closure of telephone and online voting are included herein.

THIS SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Except as provided above, these definitive additional proxy materials do not amend or replace or change any portion of the Proxy Statement. These definitive additional proxy materials should be read in conjunction with the Proxy Statement, including the appendices thereto, all of which should be read in their entirety. Except as specifically supplemented by the information contained herein, the Proxy Statement continues to be in full force and effect as originally filed with the Commission and made available to stockholders

EVOFEM BIOSCIENCES, INC.
Special Meeting of Stockholders
October 20, 2025 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Saundra Pelletier as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated below, all of the shares of common stock of EVOFEM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders (the "Meeting") to be held at 9:00 AM, Pacific Time on October 20, 2025 at the offices of Procopio, Cory, Hargreaves & Savitch LLP at 12544 High Bluff Drive, Suite 400, San Diego, CA 92130 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of Evofem Biosciences, Inc. recommends a vote FOR each of the proposals 1 and 2 listed below.

1. To consider and vote upon a proposal to approve the transactions contemplated under the Amended and Restated Merger Agreement dated as of July 12, 2024, as amended (the "Merger Agreement"), with Aditxt, Inc., a Delaware corporation ("Aditxt") and Adifem, Inc., a Delaware corporation and a wholly owned Subsidiary of Aditxt ("Merger Sub"), pursuant to which the Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Aditxt (the "Merger"), subject to the right of the Board to abandon the Merger if the Board determines it to be in the best interests of the shareholders.

   □ FOR □ AGAINST □ ABSTAIN

2. To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Meeting to another place or later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Meeting.

   □ FOR □ AGAINST □ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ____

Signature (Co-owner) ________________________________

Dated: __________________

□ Please mark here for address change or comments. Provide updated address or comments in the space provided below.

____

____

□ Please mark here to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote online, you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT

Voting Instructions are on the reverse.

Voting Instructions

You may vote your proxy in the following ways:

- Via Internet:
  - Login to https://annualgeneralmeetings.com/evfmsp2025
  - Enter your control number (12 digit number located below)

- Via Mail:

Pacific Stock Transfer Company
6725 Via Austi Parkway
Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote online 24 hours a day, 7 days a week. Online voting is available through 11:59 p.m., prevailing time, on October 19, 2025. Your online vote authorizes the named proxy to vote in the same manner as if you marked, signed, and returned your proxy card.

EVOFEM BIOSCIENCES, INC.
Special Meeting of Stockholders
October 20, 2025 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

Series E-1 Convertible Preferred Stock

The stockholder(s) hereby appoint(s) Saundra Pelletier as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated below, all of the shares of Series E-1 Convertible Preferred Stock of EVOFEM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders (the "Meeting") to be held at 9:00 AM, Pacific Time on October 20, 2025 at the offices of Procopio, Cory, Hargreaves & Savitch LLP at 12544 High Bluff Drive, Suite 400, San Diego, CA 92130 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of Evofem Biosciences, Inc. recommends a vote FOR each of the proposals 1 and 2 listed below.

1. To consider and vote upon a proposal to approve the transactions contemplated under the Amended and Restated Merger Agreement dated as of July 12, 2024, as amended (the "Merger Agreement"), with Aditxt, Inc., a Delaware corporation ("Aditxt") and Adifem, Inc., a Delaware corporation and a wholly owned Subsidiary of Aditxt ("Merger Sub"), pursuant to which the Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Aditxt (the "Merger"), subject to the right of the Board to abandon the Merger if the Board determines it to be in the best interests of the shareholders.

☐ FOR ☐ AGAINST ☐ ABSTAIN

2. To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Meeting to another place or later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Meeting.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ______________________________

Signature (Co-owner) ______________________________

Dated: ____________________

☐ Please mark here for address change or comments. Provide updated address or comments in the space provided below.

____

____

☐ Please mark here to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote online, you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT

Voting Instructions are on the reverse.

Voting Instructions

You may vote your proxy in the following ways:

- Via Internet:
  - Login to https://annualgeneralmeetings.com/evfmsp2025
  - Enter your control number (12 digit number located below)

- Via Mail:

  Pacific Stock Transfer Company

  6725 Via Austi Parkway

  Suite 300

  Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote online 24 hours a day, 7 days a week. Online voting is available through 11:59 p.m., prevailing time, on October 19, 2025. Your online vote authorizes the named proxy to vote in the same manner as if you marked, signed, and returned your proxy card.

EVOFEM BIOSCIENCES, INC.
Special Meeting of Stockholders
October 20, 2025 9:00 AM Pacific
Time This proxy is solicited by the
Board of Directors

Series G-1 Convertible Preferred Stock

The stockholder(s) hereby appoint(s) Saundra Pelletier as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated below, all of the shares of Series G-1 Convertible Preferred Stock of EVOFEM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders (the "Meeting") to be held at 9:00 AM, Pacific Time on October 20, 2025 at the offices of Procopio, Cory, Hargreaves & Savitch LLP at 12544 High Bluff Drive, Suite 400, San Diego, CA 92130 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of Evofem Biosciences, Inc. recommends a vote FOR each of the proposals 1 and 2 listed below.

1. To consider and vote upon a proposal to approve the transactions contemplated under the Amended and Restated Merger Agreement dated as of July 12, 2024, as amended (the "Merger Agreement"), with Aditxt, Inc., a Delaware corporation ("Aditxt") and Adifem, Inc., a Delaware corporation and a wholly owned Subsidiary of Aditxt ("Merger Sub"), pursuant to which the Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Aditxt (the "Merger"), subject to the right of the Board to abandon the Merger if the Board determines it to be in the best interests of the shareholders.

☐ FOR ☐ AGAINST ☐ ABSTAIN

2. To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Meeting to another place or later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Meeting.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ______________________________

Signature (Co-owner) ______________________________

Dated: ____________________

☐ Please mark here for address change or comments. Provide updated address or comments in the space provided below.

____

____

☐ Please mark here to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ______________________________

If you vote online, you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT

Voting Instructions are on the reverse.

Voting Instructions

You may vote your proxy in the following ways:

- Via Internet:
  - Login to https://annualgeneralmeetings.com/evfmsp2025
  - Enter your control number (12 digit number located below)

- Via Mail:

  Pacific Stock Transfer Company
  6725 Via Austi Parkway
  Suite 300
  Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote online 24 hours a day, 7 days a week. Online voting is available through 11:59 p.m., prevailing time, on October 19, 2025. Your online vote authorizes the named proxy to vote in the same manner as if you marked, signed, and returned your proxy card.